EXHIBIT 10.10
                                                                   -------------

                           MGIC INVESTMENT CORPORATION

                                 INCENTIVE AWARD
                        RESTRICTED STOCK AWARD AGREEMENT


          THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between MGIC INVESTMENT CORPORATION, a Wisconsin corporation (the "Company"), and the employee of the Company whose signature is set forth on the signature page hereof (the "Employee").

                              W I T N E S S E T H :

          WHEREAS, the Company has adopted the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended (the "Plan") to permit shares of the Company's common stock, $1.00 par value per share (the "Stock"), to be awarded to certain key employees of the Company and any subsidiary (collectively, "Participating Company"); and

          WHEREAS, the Employee is a key employee of a Participating Company, and the Company desires the Employee to remain in such employ and to further an opportunity for the Employee's stock ownership in the Company in order to increase the Employee's proprietary interest in the success of the Company;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

          1. Award of Restricted Stock. Subject to the terms and conditions set forth herein, the Company awards the Employee the number of shares of Stock set forth on the signature page hereof (the "Restricted Stock").

          2. Restrictions. Except as otherwise provided herein, the Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until the date set forth on the signature page hereof (the "Release Date").

          3. Escrow. Shares of Restricted Stock shall be issued as soon as practicable in the name of the Employee but shall be held in escrow by the Company, as escrow agent. Upon issuance of such shares, (i) the Company shall give the Employee a receipt for the Restricted Stock held in escrow which will state that the Company holds such Stock in escrow for the account of the Employee, subject to the terms of this Agreement, and (ii) the Employee shall give the Company a stock power for such Stock duly endorsed in blank which will be held in escrow for use in the event such Stock is forfeited in whole or in part. Unless forfeited as provided herein, Restricted Stock shall cease to be held in escrow and certificates for such Stock shall be delivered to the Employee, or in the case of his death, to his Beneficiary (as


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
hereinafter defined) on the Release Date or upon any other termination of the restrictions imposed by Paragraph 2 hereof.

          4. Transfer After Release Date; Securities Law Restrictions. Except as otherwise provided herein, Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Employee on the Release Date. Notwithstanding the foregoing or anything to the contrary herein, the Employee agrees and acknowledges with respect to any Restricted Stock that has not been registered under the Securities Act of 1933, as amended (the "Act")
(i) he will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates or other evidence for the Restricted Stock to such effect.

          5. Termination of Employment Due to Death. If the Employee's employment with all Participating Companies is terminated because of death prior to the Release Date, the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of death and such Restricted Stock shall be free of such restrictions and, except as otherwise provided in Paragraph 4 hereof, freely transferable.

          6. Termination of Employment Other Than Due to Death. If the Employee's employment with the Company is terminated prior to the Release Date for any reason other than death, all Restricted Stock shall be forfeited to the Company on the date of such termination unless the Stock Award Committee which administers the Plan (the "Committee") determines, on such terms and conditions, if any, as the Committee may impose, that all or a portion of the Restricted Stock shall be released to the Employee and the restrictions of Paragraph 2 applicable thereto shall terminate. Absence of the Employee on leave approved by a duly elected officer of the Company, other than the Employee, shall not be considered a termination of employment during the period of such leave.

          7. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Employee in accordance herewith (the person who is the Employee's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive the Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Employee. The Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

          (b) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Employee or if such designation conflicts with law, the Employee's estate shall be entitled to receive the Restricted

Stock upon the death of the Employee. If the Committee is in doubt as to the right of any person to receive such Restricted Stock, the Company may retain such Stock and any distributions thereon, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Stock and any distributions thereon to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

          8. Restricted Stock Legend. In addition to any legends placed on certificates for Restricted Stock or other evidence of ownership of Restricted Stock under Paragraph 4 hereof, each certificate or such other evidence for shares of Restricted Stock shall bear the following legend:

          "The sale or other transfer of these shares of stock, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the MGIC Investment Corporation 1991 Stock Incentive Plan and a Restricted Stock Award Agreement between MGIC Investment Corporation and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of MGIC Investment Corporation."

When the restrictions imposed by Paragraph 2 hereof terminate, the Employee shall be entitled to have the foregoing legend removed from such Stock.

          9. Voting Rights; Dividends and Other Distributions. (a) While the Restricted Stock is subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Employee may exercise full voting rights for the Restricted Stock registered in his name and held in escrow hereunder.

          (b) While the Restricted Stock is subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Employee shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid, including the requirement that Restricted Stock be held in escrow pursuant to Paragraph 3 hereof.

          (c) Subject to the provisions of this Agreement, the Employee shall have, with respect to the Restricted Stock, all other rights of holders of Stock.

          10. Tax Withholding. (a) It shall be a condition of the obligation of the Company to issue or release from escrow Restricted Stock to the Employee or the Beneficiary, and the Employee agrees, that the Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the award of the Restricted Stock or as a result of the termination of the restrictions on such Stock hereunder.

          (b) If the Employee does not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Stock awarded hereunder, the Employee may satisfy the Company's withholding tax requirements by electing to have the Company withhold that number of shares of Restricted Stock otherwise deliverable to the Employee from escrow hereunder or to deliver to the Company a number of shares of Stock, in each case, having a fair market value (as determined by the Committee) on the Tax Date (as defined below) equal to the minimum amount required to be withheld as a result of the termination of the restrictions on such Restricted Stock. The election must be in writing and be delivered to the Company prior to the Tax Date. If the number of shares so calculated to be withheld shall include a fractional share, the Employee shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the Committee and shall be subject to disapproval, in whole or in part, by the Committee. As used herein, "Tax Date" means the date on which the Employee must include in his gross income for federal income tax purposes the fair market value of the Restricted Stock over the purchase price therefor.

          11. Adjustments in Event of Change in Stock. In the event of any change in the outstanding shares of Stock ("capital adjustment") for any reason, including but not limited to, any stock splits, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event which, in the judgment of the Committee, could distort the implementation of the Plan or the realization of its objectives, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement, or in the terms, conditions or restrictions of this Agreement as the Committee deems equitable.

          12. Change in Control. If a "Change in Control of the Company" (as defined in Annex attached hereto) occurs, the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of the Change in Control of the Company and such date shall be deemed to be the Release Date.

          13. Powers of Company Not Affected. The existence of the Restricted Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Agreement. Nothing herein contained shall confer upon the Employee any right to continue in the employment of any Participating Company or interfere with or limit in any way the right of any Participating Company to terminate the Employee's employment at any time, subject, however, to the provisions of any agreement of employment between any Participating Company and the Employee.

          14. Interpretation by Committee. The Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Employees awarded Restricted Stock.

          15. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

          (b) The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or waiver of any other provision hereof.

          (c) The Restricted Stock shall be deemed to have been awarded pursuant to the Plan and is subject to the terms and conditions thereof. In the event of any conflict between the terms hereof and the provisions of the Plan, the terms and conditions of the Plan shall prevail. Any and all terms used herein, unless specifically defined herein shall have the meaning ascribed to them in the Plan.

          (d) Any notice, filing or delivery hereunder or with respect to Restricted Stock shall be given to the Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 250 East Kilbourn Avenue, Milwaukee 53202, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

          (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Employee, the Beneficiary and the personal representative(s) and heirs of the Employee, except that the Employee may not transfer any interest in any Restricted Stock prior to the release of the restrictions imposed by Paragraph 2.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Employee has hereunto affixed his hand and seal, all on the day and year set forth below.


                                    MGIC INVESTMENT CORPORATION


(CORPORATE SEAL)                    By: ________________________________________
                                    Title: President and Chief Executive Officer


                                    _____________________________________ (SEAL)
                                    Name:

                                    No. of Shares of Restricted Stock:_________

                                    Date of Agreement:

                                    Release Date:

                                    Beneficiary:________________________________

                                    Address of Beneficiary:

                                    ____________________________________________

                                    ____________________________________________


                                    Beneficiary Tax Identification
                                    No:_________________________________________

                                      ANNEX

       Definition of "Change in Control of the Company" and Related Terms


          1. Change in Control of the Company. A "Change in Control of the Company" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

                    (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board of Directors of the Company (the "Board") that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                    (ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on July 22, 1999, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 22, 1999, or whose initial appointment, election or nomination for election as a director which occurred after July 22, 1999 was approved by such vote of the directors then still in office at the time of such initial appointment, election or nomination who were themselves either directors on July 22, 1999 or initially appointed, elected or nominated by such two-thirds (2/3) vote as described above ad infinitum (collectively the "Continuing Directors"); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change in Control of the Company, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change in Control of the Company occurred; or

                    (iii) a  merger,  consolidation  or  share  exchange  of the
          Company with any other corporation is consummated or voting securities of the Company are issued in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company entitled to vote generally in the election of directors outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof entitled to vote generally in the election of directors of such entity or parent outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board that refers to this exception) representing at least 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                    (iv) the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity of which at least 75% of the combined voting power of the voting securities entitled to vote generally in the election of directors immediately after such sale are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          2. Related Definitions. For purposes of this Annex, the following terms, when capitalized, shall have the following meanings:

                    (i) Act. The term "Act" means the Securities Exchange Act of 1934, as amended.


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

                    (ii) Affiliate and Associate. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Act.

                    (iii) Beneficial Owner. A Person shall be deemed to be the "Beneficial Owner" of any securities:

                              (a) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (B) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement, dated as of July 22, 1999, between the Company and Firstar Bank Milwaukee, N.A., as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                              (b) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule l3d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Subsection 1
                    (c) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

                              (c) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1(c) (ii) above) or disposing of any voting securities of the Company.

                    (iv) Person. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

                           MGIC INVESTMENT CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT

          THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between MGIC INVESTMENT CORPORATION, a Wisconsin corporation (the "Company"), and the non-employee director of the Company whose signature is set forth on the signature page hereof (the "Non-Employee Director").


                              W I T N E S S E T H:

          WHEREAS, the MGIC Investment Corporation 1991 Stock Incentive Plan (hereinafter referred to, as amended, as the "Plan"), permits shares of the Company's common stock, $1.00 par value per share (the "Stock"), to be awarded under its Deposit Share Program to non-employee directors of the Company who elect to participate in the Program; and

          WHEREAS, the Non-Employee Director has elected to participate in the Program.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

          1. Award of Restricted Stock. Subject to the terms and conditions set forth herein, the Company hereby awards the Non-Employee Director the number of shares of Stock set forth on the signature page hereof (the "Restricted Stock").

          2. Restrictions. Except as otherwise provided herein, the Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until the date set forth on the signature page hereof (the "Release Date"). Shares of Restricted Stock may be transferred by gift pursuant to the "Rules for Transfer of Awards Under the 1991 Stock Incentive Plan" attached to this Agreement as Exhibit A (the "Rules"). Any person to whom shares of Restricted Stock are transferred pursuant to the Rules is herein referred to as a "Permitted Transferee."

          3. Escrow. Certificates for shares of Restricted Stock shall be issued as soon as practicable in the name of the Non-Employee Director but shall be held in escrow by the Company, as escrow agent. Upon issuance of such certificates, (i) the Company shall give the Non-Employee Director a receipt for the Restricted Stock held in escrow which will state that the Company holds such Stock in escrow for the account of the Non-Employee Director, subject to the terms of this Agreement, and (ii) the Non-Employee Director shall give the Company a stock power for such Stock duly endorsed in blank which will be held in escrow for use in the event such Stock is forfeited in whole or in part. Unless forfeited as provided herein, Restricted Stock shall cease to be held in escrow and certificates for such Stock which have not been transferred to a Permitted Transferee shall be delivered to the Non-Employee Director, or in the case of his death, to his Beneficiary (as hereinafter defined) on the Release Date or upon any other termination of the restrictions imposed by Paragraph 2 hereof.

          4. Transfer After Release Date; Securities Law Restrictions. Except as otherwise provided herein, Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Non-Employee Director on the Release Date. Notwithstanding the foregoing or anything to the contrary herein, the Non-Employee Director agrees and acknowledges with respect to any Restricted Stock that has not been registered under the Securities Act of 1933, as amended (the "Act"), that (i) the Non-Employee Director will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Restricted Stock to such effect.

          5. Termination of Directorship Due to Death. If the Non-Employee Director ceases to be a director of the Company by reason of the Non-Employee Director's death, (a) the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate and (b) the vesting requirements for the Restricted Shares shall be deemed to be fulfilled on the date of the Non-Employee Director's death.

          6. Forfeiture. Awards of Restricted Stock hereunder that have not vested shall be forfeited by the Non-Employee Director and shall revert to the Company upon the Non-Employee Director ceasing to be a director of the Company for any reason other than the Non-Employee Director's death or a "Permissible
Event," unless otherwise provided by the Committee. A Permissible Event is termination of service as a director of the Company by reason of (a) the Non-Employee Director being ineligible for continued service as a director of the Company under the Company's retirement policy, or (b) the Non-Employee Director's taking a position with or providing services to a governmental, charitable or educational institution whose policies prohibit continued service on the Company's Board of Non-Employee Directors or under circumstances in which that continued service as a director of the Company would be a violation of law. If the Non-Employee Director ceases to be a director of the Company by reason of a Permissible Event, the Restricted Stock shall continue to vest during the balance of the Restricted Period if (1) no later than the date on which the Non-Employee Director ceases to be a director of the Company, the Non-Employee Director enters into an agreement approved by the Committee under which the Non-Employee Director agrees not to compete with the Company or its subsidiaries during the balance of such period and (2) the Non-Employee Director complies with the agreement. All Restricted Stock that does not so vest shall be forfeited to the Company, unless otherwise determined by the Committee.

          7. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Non-Employee Director in accordance herewith (the person who is the Non-Employee Director's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive the vested Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Non-Employee Director. The Non-Employee Director may from time to time revoke or change the Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Non-Employee Director's death, and in no event shall any designation be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of an Non-Employee Director's death, or if no designated Beneficiary survives the Non-Employee Director or if such designation conflicts with law, the Non-Employee Director's estate shall be entitled to receive the Restricted Stock upon the death of the Non-Employee Director.

          (b) A Permitted Transferee shall be entitled to designate a Beneficiary with respect to the shares of Restricted Stock transferred to the Permitted Transferee by completing the appropriate portion of the election form contemplated by Paragraph 5 of the Rules (the "Election Form"). Such Beneficiary shall be entitled to receive the vested Restricted Stock to be released under Paragraphs 3 and 5 as a result of the death of the Non-Employee Director or otherwise to be released hereunder if, in either case, the Permitted Transferee dies, prior to such release. The Permitted Transferee may from time to time revoke or change such Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling, provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Non-Employee Director's death, and in no event shall any designation be effective as of a date prior to such receipt. If no such designated Beneficiary survives the Permitted Transferee, such Beneficiary's estate, of if such designation conflicts with law, the Permitted Transferee's estate, shall be entitled to receive the Restricted Stock released hereunder.

          (c) If the Committee is in doubt as to the right of any person to receive such Restricted Stock, the Company may retain such Stock, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Stock to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

          8.  Certificate   Legend.   In  addition  to  any  legends  placed  on
certificates for Restricted Stock under Paragraph 4 hereof, each certificate for shares of Restricted Stock shall bear the following legend:

          "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended, and a Restricted Stock Award Agreement between MGIC Investment Corporation and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of MGIC Investment Corporation."

When the restrictions imposed by Paragraph 2 hereof terminate, the foregoing legend shall be removed from the certificates representing such Stock upon request of the Non-Employee Director or a Permitted Transferee for whom the shares have been transferred.

          9. Voting Rights; Dividends and Other Distributions.

          (a) While the Restricted Stock is subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Non-Employee Director may exercise full voting rights for the Restricted Stock registered in his name and held in escrow hereunder.

          (b) While the Restricted Stock is subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Non-Employee Director shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock, such shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid, including the requirement that Restricted Stock be held in escrow pursuant to Paragraph 3 hereof.

          (c) Subject to the provisions of this Agreement, the Non-Employee Director shall have, with respect to the Restricted Stock, all other rights of holders of Stock.

          10. Adjustments in Event of Change in Stock. In the event of any change in the outstanding shares of Stock ("capital adjustment") for any reason, including but not limited to, any stock splits, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event which, in the judgment of the Committee, could distort the implementation of the Plan or the realization of its objectives, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement, or in the terms, conditions or restrictions of this Agreement as the Committee deems equitable.

          11. Change in Control. If a "Change in Control of the Company" (as defined in Annex attached hereto) occurs, the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate on the date of the Change in Control of the Company.

          12. Powers of Company Not Affected. The existence of the Restricted Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Agreement. Nothing herein shall confer upon the Non-Employee Director the right to continue as a member of the Company's Board of Directors.

          13. Interpretation by Committee. The Non-Employee Director agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Non-Employee Directors awarded Restricted Stock.

          14. Miscellaneous.

          (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

          (b) The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or waiver of any other provision hereof.

          (c) The Restricted Stock shall be deemed to have been awarded pursuant to the Plan and is subject to the terms and conditions thereof. In the event of any conflict between the terms hereof and the provisions of the Plan, the terms and conditions of the Plan shall prevail. Any and all terms used herein, unless specifically defined herein shall have the meaning ascribed to them in the Plan.

          (d) Any notice, filing or delivery hereunder or with respect to Restricted Stock shall be given to the Non-Employee Director at either his or her address as indicated in the records of the Company to which communications are generally sent to him or her; shall be given to a Permitted Transferee at his address as indicated in the Election Form; and shall be given to the Committee or the Company at 250 East Kilbourn Avenue, Milwaukee 53202,
Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

          (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Non-Employee Director, any Permitted Transferee, the Beneficiary and the personal representative(s) and heirs of the Non-Employee Director, except that the Non-Employee Director may not transfer any interest in any Restricted Stock prior to the release of the restrictions imposed by Paragraph 2 other than as provided in Paragraph 2.

          (f) The term "certificate" as used herein with regard to shares of Restricted Stock, includes electronic registration in the system of the Company's transfer agent for the Stock.

          15. Deposit Share Program. In the event of any conflict between the terms hereof and the terms and conditions of Section 6(e) of the Plan relating to the Deposit Share Program, the terms and conditions of Section 6(e) shall prevail.

          16. Permitted Transferee. In the event Shares of Restricted Stock are transferred to a Permitted Transferee, (i) the provisions of Paragraphs 3, 4, 9, and 13 shall apply mutatis muntandis to the shares so transferred and to the Permitted Transferee; (ii) the provisions of Paragraphs 5, 8, 10, 11, 12, 14 and 15 shall continue to apply without any change with respect to the shares so transferred; and (iii) the provisions of Paragraph 6 shall continue to apply without any change with respect to the shares so transferred, except that the shares to be forfeited shall be those shares of Restricted Stock that have not vested and which are held by the Permitted Transferee.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Non-Employee Director has hereunto affixed his hand and seal, all on the day and year set forth below.

MGIC INVESTMENT CORPORATION


By:_______________________________  ____________________________________________


                                    No. of Shares of Restricted Stock:_________

                                    Date of Agreement:

                                    Award Date:

                                    Release Date:

                                    Beneficiary:_______________________________


                                    Address of Beneficiary:

                                    ____________________________________________
                                    ____________________________________________

                                    Beneficiary's Tax Identification
                                    Number:____________________________________

                                      ANNEX

       Definition of "Change in Control of the Company" and Related Terms

          1. Change in Control of the Company. A "Change in Control of the Company" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

                    (i) any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board of Directors of the Company (the "Board") that refers to this exception) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                    (ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on July 22, 1999, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 22, 1999, or whose initial appointment, election or nomination for election as a director which occurred after July 22, 1999 was approved by such vote of the directors then still in office at the time of such initial appointment, election or nomination who were themselves either directors on July 22, 1999 or initially appointed, elected or nominated by such two-thirds (2/3) vote as described above ad infinitum (collectively the "Continuing Directors"); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of
          shareholders    held
          following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change in Control of the Company, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change in Control of the Company occurred; or

                    (iii) a  merger,  consolidation  or  share  exchange  of the
          Company with any other corporation is consummated or voting securities of the Company are issued in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company entitled to vote generally in the election of directors outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof entitled to vote generally in the election of directors of such entity or parent outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board that refers to this exception) representing at least 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                    (iv) the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity of which at least 75% of the combined voting power of the voting securities entitled to vote generally in the election of directors immediately after such sale are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          2. Related Definitions. For purposes of this Annex, the following terms, when capitalized, shall have the following meanings:

                    (i) Act. The term "Act" means the Securities Exchange Act of 1934, as amended.

                    (ii) Affiliate and Associate. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-2 of the General Rules and Regulations under the Act.

                    (iii) Beneficial Owner. A Person shall be deemed to be the "Beneficial Owner" of any securities:

                              (a) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (B) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement, dated as of July 22, 1999, between the Company and Firstar Bank Milwaukee, N.A., as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                              (b) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule l3d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Subsection 1
                    (c) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

                              (c) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1(c) (ii) above) or disposing of any voting securities of the Company.

                    (iv) Person. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.


                                      -10-